                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


       Date of Report (Date of earliest event reported)  FEBRUARY 9, 1998
                                                        -------------------
                                KALAN GOLD CORPORATION
                (Exact name of Registrant as specified in its charter)



            COLORADO                     0-25658            84-1357927
            --------                     -------            ----------
  (State or other jurisdiction         (Commission        (I.R.S. Employer
  of incorporation or organization)    File Number)      Identification No.)


                              Tower I, Suite 340,
                            12835 E. Arapahoe Road
                           ENGLEWOOD, COLORADO 80112
                           -------------------------
              (Address of principal executive offices and Zip Code)


                                  (303) 706-1606
                                  --------------
               (Registrant's telephone number including area code)

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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS

          The Registrant has entered into an exclusive agreement with ASIAN GOLD INDUSTRIES, INC. (Asian Gold), whereby Registrant will provide to Asian Gold all technical advice regarding the building, constructing, and operation of Asian Gold's gold milling, smelting, and refining facilities in the Province of Lanao Del Norte, Mindanao, the Philippines. Under this agreement, Registrant will also manage and oversee the day-to-day operations of these facilities.

     Asian Gold has an exclusive right and authority from the Province of Lanao Del Norte, Mindanao, the Philippines, to build, construct, and operate gold milling, smelting, and refining facilities in the Province of Lanao Del Norte, Mindanao, the Philippines for a nine year period of time, subject to the laws of the Philippines and the regulations of the Government of the Philippines and its agencies.

     Under its agreement with Asian Gold, the Registrant will receive as compensation for services to be performed by it on behalf of Asian Gold, a total of fifteen percent (15%) of all gross revenues to be received by Asian Gold from all gold milling, smelting, and refining facilities under this agreement. Asian Gold will also reimburse the Registrant for all out-of-pocket expenses incurred by the Registrant on behalf of Asian Gold regarding production costs, supplies, staff.

     Mr. Sanford Altberger, the President of the Registrant is also a major shareholder of Asian Gold.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

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Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KALAN GOLD CORPORATION



Dated: February 9, 1998            By: /s/ Sanford Altberger
                                       -----------------------------
                                       Sanford Altberger
                                       President and Chief Executive Officer